Investor Presentation December 2021 Nasdaq: FCFS Fort Worth, Texas USA Exhibit 99.8

Forward-Looking Statements This presentation contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “will,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. The forward looking statements contained in this presentation include, without limitation, statements related to: the completion of the planned Acquisition, and the anticipated benefits thereof and the CFPB lawsuit. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this presentation. Such factors may include, without limitation, risks associated with the recent publicly announced lawsuit filed by the CFPB against the Company, including the incurrence of meaningful expenses, reputational damage, monetary damages and other penalties, with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and impact on the ability to complete the proposed debt financing necessary to satisfy the purchase price; failure to retain key management and employees of AFF; issues or delays in the successful integration of AFF operations with those of the Company, including incurring or experiencing unanticipated costs and/or delays or difficulties; unfavorable reaction to the acquisition by AFF’s merchant partners, bank partner, customers, competitors, suppliers and employees; (Continued on next page)

Forward-Looking Statements (Continued) Uncertainties and regulatory developments related to the COVID-19 pandemic, which include risks and uncertainties related to the current unknown duration of the COVID-19 pandemic, the impact of governmental responses that have been, and may in the future be, imposed in response to the pandemic, including stimulus programs which could adversely impact lending demand, vaccine mandates which could have an adverse impact on the Company’s ability to retain its employees, and other regulations which could adversely affect the Company’s ability to continue to fully operate, potential changes in consumer behavior and shopping patterns which could impact demand for both the Company’s pawn loan and retail products, labor shortages, the deterioration in the economic conditions in the United States and Latin America which potentially could have an impact on discretionary consumer spending, and currency fluctuations, primarily involving the Mexican peso and those other risks and uncertainties discussed and described in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the SEC on February 3, 2021, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and (ii) in the other reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Non-GAAP Financial Information The Company uses certain financial calculations such as adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than generally accepted accounting principles (“GAAP”), primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined under the SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s core operating performance and provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating these non-GAAP financial measures are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures of other companies. Please reference the form 10-Q filed on 10/25/2021 for further explanation of these non-GAAP financial measures.

On October 28, 2021, FirstCash announced that it entered into a definitive agreement to acquire American First Finance Inc. (“AFF” or the “Target”, and together with FirstCash the “Combined Company”), which was amended on December 6, 2021. Total consideration for AFF at closing is approximately $922mm2, 3, 4, 5, representing 10.1x LTM 9/30/21 Adjusted EBITDA1 of $92mm AFF is a rapidly growing, technology-driven virtual lease-to-own (“LTO”) and retail finance provider focused on underserved, non-prime customers AFF generated LTM 9/30/21 Revenue and Adjusted EBITDA1 of $516mm and $92mm (18% margin), respectively The combination of FirstCash and AFF will create a diversified revenue and earnings mix in the retail pawn business and point-of-sale payments market that leverages integrated technology, data, e-commerce, and mobile capabilities Pro Forma LTM 9/30/21 Revenue and Adjusted EBITDA1 of $2,098mm and $333mm (16% margin), respectively The acquisition of AFF will be financed with a combination of new senior unsecured notes and new equity: American First Finance Transaction Update 1. Adjusted EBITDA is a non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2. Based on 8.05mm shares of common stock issued, $64.09 current share price, and $406mm cash consideration 3. A fixed $25mm working capital payment is payable at the end of 2022 4. Up to an additional $75mm contingent consideration payable based on the Company’s stock price performance through February 28, 2023. If the Company’s highest average stock price for any 10-day period before that date is at or more than $86.25 per share, no such contingent consideration would be due 5. Up to an additional $300mm of consideration is payable in the event AFF achieves certain performance targets through the first half of 2023

Company Overview Corpus Christi, Texas USA

Pawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans Pawn Industry Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores Business Strategy Provide a quick and convenient location to buy and sell value-priced merchandise and obtain small secured consumer loans, also known as pawn loans, to unbanked, under-banked and credit-challenged customers Mission FirstCash is a leading international operator of pawn stores with over 2,800 retail pawn locations and 16,000 employees in 25 U.S. states, the District of Columbia and four countries in Latin America including Mexico, Guatemala, Colombia and El Salvador “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — The Wall Street Journal FirstCash At a Glance

FirstCash

FirstCash History

Long-term business plan is to grow revenues and income by opening new ("de novo") retail pawn locations, acquiring existing pawn stores in strategic markets, driving same-store sales, and strategic acquisitions


American First Finance
American First Finance Acquisition:
(Entrance into POS Payments Market)
Despite the Challenges of 2020
Latin America: 75 De Novo and 40 Acquired
Domestic: 22 Acquired in Texas and the Carolinas
Prenda Mex
530+ Store Acquisition
First stores in Colombia
Cash America
Cash America Merger: (Over 800 U.S. Stores)
Maxi Prenda Acquisition: (First Stores in Guatemala & El Salvador)
Realice Empeños
500TH LatAm Store Opened
500TH De Novo Store Opened
300+ Total Stores in Mexico
100+ Stores in Mexico
Over 260 De Novo Stores Openings
First Stores in Mexico
100TH De Novo Store Worldwide
First Acquired Store
Suitland, MD USA
First Store 1988
Haltom City, TX USA
First Cash
66
123
282
595
906
2,085
2,473
2,748
2,826
1988
1989 - 1996
1997 - 2001
2002 - 2005
2006 - 2010
2011 - 2013
2014 - 2016
2017 - 2019
2020
2021

As of Company's 10/20/2021 press release

8

FirstCash

Pawn Loan Overview

Non-Recourse Loans Fully Collateralized with Personal Property

Typical Pawn Transaction Cycle

Total transaction time less than 15 minutes


Customer Enters Store With Personal Asset
~25% - 30%
~70% - 75%
Sells Asset to Company
Pawn Loan (Collateralized with Asset)
~25%
~75%
Customer Does Not Repay Loan or Fee
Customer Repays Loan & Pawn Service Fee
Retail Sales
Typical Margin:
35% - 45%
Pawn Service Fees
Monthly Yield:
12% - 13%



Pawn Loans are Small and Affordable with a Short Duration

- Typically 30-to-60-day term
- Average loan size:


U.S.
$208
LatAm
$76
$0
$50
$100
$150
$200
$250

As of 9/30/2021

FirstCash Serves Underbanked and Cash Constrained Consumers

- Designated essential business in most jurisdictions
- Collateral held in secure backroom of store
- Rapid liquidation of forfeited collateral through pawnshop retail operations

9

Diversified Revenue Stream Retail Sales and Pawn Lending Pawn Fees 29% Retail Sales 67% Scrap Jewelry Sales 4% Pawn Fees 50% Scrap Jewelry Gross Profit 1% Retail Gross Profit 49% $1.6B Total Revenue $0.9B Net Revenue TTM results as of 9/30/2021

Jewelry Electronics Tools Sporting Goods Musical Instruments Other Pawn Collateral Inventory U.S. Segment Pawn Collateral Inventory LatAm Segment Pawn Collateral Inventory Consolidated 64% 32% 54% 15% 26% 50% 52% 33% 46% 14% 25% 50% As of 9/30/2021 Pawn Collateral and Inventory Composition

ESG: Sustainability is Core to FirstCash Replacing Take à Make à Dispose with Buy à Use à Return Neighborhood-based stores contribute to the modern “Circular Economy” Pawnshops Pioneered Circular Economy Inventory is pre-owned merchandise which is sourced and then recycled within each store’s geographic neighborhood Extending Life Cycle of Consumer Products Local sourcing of pre-owned goods eliminates carbon footprint of manufacturing facilities, distribution centers and transportation services Saving Water and Carbon Emissions with No Packaging or Hazardous Waste Buy and resell popular consumer products in a safe and secure environment for employees and customers Safe Environment

Customer and Employee Protections Strict COVID-19 safety protocols Robust consumer and corporate compliance programs Privacy and data protection policies ESG: Commitment to Social Responsibility Employee Empowerment Employee-training programs that promote customer service and professionalism Specialized skill training programs in lending practices, merchandise valuation and regulatory compliance Profit sharing, incentive and bonus programs which pay on average 4-5% of gross profit directly to employees Diverse Workplace All Employees Management Global Gender Women Men All Employees Management U.S. Race & Ethnicity Diverse Non-Diverse All Demographics as of 12/31/2020

Company Overview United States Over 1,000 U.S. Locations in 25 States and the District of Columbia Operations Focused in States With: Growing populations Favorable demographics Stable regulations Significant Underbanked Demographics Continued Opportunities for Acquisitions in Existing Markets Highly fragmented industry Primarily rollups of small independent operators (1 to 30 stores) FIRSTCASH INVESTOR RELATIONS Atlanta, Georgia USA

U.S. Operations — Over 1,000 Locations NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GA AL FL KY TN NC VA WY SC 31 27 27 449 6 1 6 27 1 18 25 29 23 23 63 50 43 9 87 50 24 6 28 MD 29 DC 3 Fort Worth, TX FirstCash Headquarters Recent U.S. Acquisitions 1,087 Retail Pawn Store Locations 46 Pawn Stores Year-to-Date 2021 28 Stores in TX, 12 in FL, 3 in LA, 2 in MS and 1 in AL 22 Pawn Stores in Q4 of 2020 12 Stores in TX, 9 in NC and 1 in SC 2 MS October 18, 2021 Acquired a chain of 18 pawn stores in the U.S. Gulf Coast region October 18, 2021 Company’s first two locations in Mississippi As of Company’s 10/20/2021 press release

U.S. Same-Store Pawn Receivables and Loan Originations (Compared to Year 2019) Lending Trends – United States Continued Recovery in Q4; Nominal impact from Advanced Child Tax Credit Payments 12/05/21 Q1 2020 Q2 2020 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2020 CARES Act — 1st Round of Stimulus $1,200 per adult / $500 per child CRRSAA Act — 2nd Round of Stimulus $600 per adult / $600 per child American Rescue Plan — 3rd Round of Stimulus $1,400 per adult / $1,400 per child Advanced Child Tax Credit Payments — Began July 15, 2021 U.S. Total Pawn Receivables ($ in Millions)

The CFPB does not directly regulate FirstCash’s pawn business, which is primarily regulated at the state level in the U.S. Traditional possessory, non-recourse pawn loans are not subject to the CFPB’s Small Dollar Lending rule The CFPB’s ability to review FirstCash’s pawn business is limited and does not include the ability to conduct supervisory examinations of FirstCash’s pawn operations. The CFPB initiated a civil action in a Texas federal district court against FirstCash alleging violations of the Military Lending Act (“MLA”) FirstCash believes the CFPB’s investigation occurred as part of a broader series of investigations into MLA practices across the financial services industry With respect to inclusion of FirstCash, we understand the CFPB investigation originated from a single customer complaint from 2019 that was remediated CFPB alleges approximately 3,600 transactions involving approximately 1,000 customers that may have violated the MLA based on its review of transactional data provided by FirstCash to the CFPB1 The alleged 3,600 transactions made in violation of the MLA amount to 0.1% of the total transactions about which information was provided to the CFPB and the CFPB has provided no support for its allegations FirstCash has robust compliance policies and procedures designed to ensure it complies with the MLA, and remains confident that such policies and procedures are appropriate in light of its business practices and the requirements of the MLA The CFPB’s characterizations of FirstCash as a repeat offender are based on violations committed by an entity that was fully divested by Cash America two years before the Company’s acquisition of Cash America in 2016 FirstCash is willing to work with the CFPB on this matter to the extent possible to reach a favorable resolution, however, it intends to vigorously defend itself against the CFPB’s allegations FirstCash believes the regulatory climate for its pawn activities remain stable and viable despite the CFPB’s lawsuit against it and increased enforcement actions under the Biden administration Regulatory Risk and Outstanding CFPB Matter 1. CFPB alleges that these 3,600 transactions allegedly in violation of the MLA “are from only a limited period for which the Bureau currently has transactional data, and the stores from which they originated make up only about 10% of FirstCash’s nationwide pawn-loan operations.”

Company Overview Latin America Over 1,700 Latin America Locations in Four Countries Latin America Continues to be the Primary Store Growth Vehicle Substantial infrastructure and cash flows to accomplish new acquisitions and de novo expansion Runway for continued store openings and strategic acquisitions in Mexico FIRSTCASH INVESTOR RELATIONS Bogota, Colombia Mexico, Guatemala, Colombia and El Salvador

FirstCash LatAm Growth — Revenue and Store Count Revenue Growth Store Count Store Additions by Year 16% CAGR 22% CAGR 2015 to 2019 As of 9/30/2021. Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2018, 2019 and 2020 amounts using the average exchange rate for the year ended December 31, 2015

Lending Trends – Latin America Mexico Segment Margin by Quarter Mexico Total Pawn Receivables (Pesos $ in Billions) Mexico Same-Store Pawn Receivables and Loan Originations (Compared to Year 2019) 12/05/21 Q1 2020 Q2 2020 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2020

AFF Overview & Acquisition Rationale

6.5K+ Nationwide network of merchant partner stores & ecommerce platforms 50 State coverage, including D.C. and Puerto Rico 4 Top 4 Provider 700+ Total Employees & Representatives 26 Verticals served and growing, including furniture and mattress, appliances, jewelry, electronics and auto products and repair $1.9B Sales funded / originated with merchant partners since inception ~20% ecommerce sourced originations expected by Q4 2021 2013 Year Founded ~$350M 2020 Revenue $66M 2020 Adjusted EBITDA1 ~$500M LTM 9/30/21 Revenue $92M LTM 9/30/21 Adjusted EBITDA1 Fourth largest provider of POS payment solutions to underserved & Underpenetrated retail customers in the U.S. Primary products: Lease-to-own (“LTO”) Retail installment sales Bank loans Omnichannel strategy utilizing sophisticated underwriting models, retail POS integration, e-commerce and mobile capabilities Strong merchant relationships, partnerships with 10 of top 50 furniture operators Headquartered in Dallas, Texas AFF At a Glance 1. Adjusted EBITDA is a non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

Up to $5,000 Typically 12-month terms Early buyout option Annualized return of 2x+ American First Finance offers retail transaction financing options in the form of Lease-to-own: merchandise is owned by AFF and leased to consumer Retail installment sales: contract between the consumer and merchant in exchange for goods & services Bank installment loans: closed end installment loan originated by Partner bank All three products are priced to generate similar yield Only one of AFF’s products can be offered at a given location Technology-driven point-of-sale financing solutions for non-prime consumers purchasing durable goods & services Originations by Type 1 1. TTM results as of 9/30/2021 AFF Product Overview

2. Platform Built for Scale Key initiatives including the use of data analytics and implementation for auto decisioning systems undertaken since 2015 Significant scalability for growing number of applications and outstanding portfolio; automated decisions for over 93% of applications 3. Attractive and Flexible Business Model Customer centric product drives repeat business Short average duration of leases and receivables enable modest capital requirements and ability to self-fund growth A nimble credit book allows AFF to quickly adapt to changing economic and credit environment 4. Strong Merchant Partnerships and Pipeline Diversified across 26 verticals Custom point of sale integrations drive sticky relationships and minimal voluntary merchant churn Strong deal pipeline of $400 – 700mm incremental origination potential in 2022 5. Attractive Financial Profile Strong risk adjusted returns and cash flow generation Highly profitable generating $92mm LTM Adjusted EBITDA1 AFF Business Highlights 1. Proven Proprietary Underwriting Platform Supported by Significant Data and Robust Analytics Centralized underwriting supported by data analytics 2+ million customers in database 1. Adjusted EBITDA is a non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

Facilitates FirstCash’s Entrance into Large and Growing Point-of-Sale Payments Market Expands Product Offerings Enhancing FirstCash’s Core Pawn Business Leverages Integrated Technology, Data, e-Commerce and Mobile Capabilities to Accelerate Omnichannel Strategy Provides Significant Revenue and Earnings Growth Opportunity Creates Opportunity for Adjusted EPS and Adjusted EBITDA Accretion Strong Cash Flow Generation to Support Balanced Capital Allocation Plans, Including Shareholder Returns Acquisition Rationale

Tapping into a $600B* Addressable Market Positioning FirstCash as a leader in highly complementary market focused on similar customers Retail POS financing is one of the fastest growing portions of the financial services sector FirstCash has a proven track record in retail-based operations focused on underserved consumers 80% of pawn store retail sales come from jewelry, electronics and tools * Jefferies research estimate for Buy Now Pay Later addressable market; report dated 5/26/2021 Entering the Large and Growing POS Payments Market

Adding new POS payment options including LTO and AFF originated retail financing to existing pawn retail payment options AFF LTO customers can return leased merchandise at FirstCash pawn locations Longer term, FirstCash expects to explore opportunities for potential LTO and retail finance products in LatAm Significantly diversifying FirstCash’s business and providing a new source of revenue growth Expanded Product Offerings Enhance FirstCash’s Core Pawn Business Pro Forma Revenue (Combined Company)

AFF’s integrated POS payments technology is easily incorporated into its merchant partners’ systems Compelling opportunities include those in furniture and mattresses, appliances, jewelry, electronics and automotive products and repair services Addition of enhanced technology, data, e-commerce and mobile capabilities positions FirstCash to capitalize on growth opportunities in existing and new product and service categories AFF currently supports national network of over 6,500 active merchant partner stores and e-commerce platforms Longer-term focus on integrating digital payment options in FirstCash stores Providing greater convenience to pawn customers and operational efficiencies Enhanced technology infrastructure and skillset to modernize FirstCash business and accelerate omnichannel strategy Accelerating Digitization

Lease-To-Own 48 states have lease-to-own laws. Each state has its own unique set of state laws and a different consumer contract form AFF offers in 44 states + District of Columbia and Puerto Rico AFF has used the Progressive FTC case as a guide to check its own product Retail Installment Sale Agreement Each of the 20 states where this product is purchased has its own unique set of state laws and a different consumer contract form Licenses are not required in every state Significant attention is paid to areas such as MLA; SCRA; EFTA & Reg E; TCPA; TILA & Reg Z; FCRA, Reg V, & FACTA; OFAC; GLBA; Finance Charge Start Date issues; Marketing/Advertising; and state collection laws FinWise Bank Installment loan FinWise is a Utah-chartered bank regulated by the FDIC and Utah Department of Financial Institutions Product is largely governed by federal and Utah state law and one consumer contract form is used for all 36 states AFF is required to be licensed in some states to market and / or service the bank loans, and states can examine AFF in connection with those licenses Regulatory Overview by Product

Pro Forma Financial Overview Merida, Yucatan Mexico

Pro Forma Financial Overview $ in Millions 1. Adjusted EBITDA is a non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2. Excludes purchases of store real property as the Company considers such purchases to be discretionary in nature and not required to operate or grows its pawn operations Revenue Adjusted EBITDA1 (as % of Revenue) Net Revenue (as % of Revenue) Capital Expenditures2

Pro Forma EBITDA Reconciliation LTM 2020 9/30/21 Net Income $62.6 $96.8 Income taxes 24.0 34.8 Depreciation and amortization 108.2 128.2 Interest expense 54.0 54.5 Interest income (2.0) (0.8) EBITDA $246.8 $313.5 Adjustments: Merger and acquisition expenses 1.3 2.4 Non-cash foreign currency loss (gain) related to lease liability 1.2 (1.9) Non-cash write-off of certain Cash America merger related lease intangibles 7.1 4.0 Non-cash impairment of certain other assets 1.9 - Loss on extinguishment of debt 11.7 - Consumer lending wind-down costs and asset impairments 0.1 - Amortization of premium resulting from the fair market value adjustment to finance receivables 30.6 15.3 Adjusted EBITDA $300.8 $333.3 Merger and Acquisition Expenses: the Company has adjusted to exclude merger and acquisition expenses Non-cash foreign currency loss (gain) related to lease liability: The Company has certain leases in Mexico which are denominated in U.S. dollars. The lease liability of these U.S. dollar denominated leases is remeasured into Mexican pesos using current period exchange rates which results in the recognition of foreign currency exchange gains or losses. The Company has adjusted to exclude these remeasurement gains or losses because they are non-cash, non-operating items Non-cash write-off of certain Cash America merger related lease intangibles: recorded in conjunction with the Cash America merger in 2016 and written-off as a result of the Company purchasing the store real estate from the landlords of certain existing legacy Cash America stores Non-Cash impairment of certain other assets: related to a non-operating asset in which the Company determined that an other than temporary impairment existed as of March 31, 2020 Loss on Extinguishment of Debt: The Company used the proceeds from the Notes to repurchase, or otherwise redeem, its previously outstanding senior unsecured notes due 2021 resulting in the Company recognizing a loss on extinguishment of debt Consumer Lending Wind-Down Costs and Asset Impairments: The company has ceased offering unsecured consumer lending and credit services Amortization of premium resulting from the fair market value adjustment to finance receivables: Represents the amortization of the premium resulting from the fair market value adjustment to AFF's finance receivables Adjustment Commentary $ in Millions Note: The Company defines EBITDA as net income before income taxes, depreciation and amortization, interest expense and interest income and adjusted EBITDA as EBITDA adjusted for certain items that management considers to be non-recurring in nature and not representative of its actual operating performance

Appendix Corpus Christi, Texas USA

AFF Standalone EBITDA Reconciliation LTM 2019 2020 9/30/21 Net Income $53.5 $58.6 $79.2 Income taxes - - - Depreciation and amortization of Property and Equipment, Net 1.1 2.3 3.6 Interest expense 10.4 9.8 13.6 Bank Interest income (0.4) (0.4) (0.0) EBITDA $64.5 $70.3 $96.3 Adjustments: Merger and acquisition expenses - - 0.1 Non-recurring gain on sale of securities - (4.4) - Non-recurring gain on forgiveness of PPP loan - - (4.7) Adjusted EBITDA $64.5 $65.9 $91.6 Merger and acquisition expenses: AFF has adjusted to exclude merger and acquisition expenses Non-recurring gain on sale of securities: AFF generates investment income through the purchase and sale of equity securities, which resulted in gains on sale of securities. The Company has adjusted to exclude these gains or losses because they are non-recurring and non-operating items Non-recurring gain on forgiveness of PPP loan: In April 2020, AFF applied for a PPP loan to help offset certain payroll and other operating costs. The loan and accrued interest, or a portion thereof, was eligible for forgiveness by the SBA as the Company met certain conditions. The Company has adjusted to exclude gains on the extinguishment of debt that were recognized upon being legally released from obligations of the PPP loan Adjustment Commentary $ in Millions Note: AFF defines EBITDA as net income before income taxes, depreciation and amortization, interest expense and interest income and adjusted EBITDA as EBITDA adjusted for certain items that AFF’s management considers to be non-recurring in nature and not representative of its actual operating performance

FirstCash - Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures $ in Millions Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net income $35 $54 $33 $26 $15 $33 $34 $28 $33 Income taxes 14 17 13 11 3 10 13 10 11 Depreciation and amortization 11 11 11 10 10 11 11 11 11 Interest expense 9 8 8 7 7 7 7 7 8 Interest income (0) (0) (0) (1) (0) (0) (0) (0) (0) EBITDA 68 90 65 54 34 61 64 57 63 Adjustments: Merger and acquisition expenses 1 0 0 0 0 1 0 1 0 Non-cash foreign currency (gain) loss related to lease liability 0 (1) 4 (0) (0) (2) 1 (1) 1 Non-cash write-off of certain Cash America merger related lease intangibles - - 4 0 1 2 1 0 0 Loss on extinguishment of debt - - - - 12 - - - - Non-cash impairment of certain other assets - - 2 - - - - - - Consumer lending wind-down costs and asset impairments 1 0 - 0 0 - - - - Adjusted EBITDA $70 $90 $75 $54 $46 $62 $66 $58 $64 Reconciliation of Net Income to EBITDA and Adjusted EBITDA Adjusted EBITDA

FirstCash - Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures (continued)

Adjusted Net Income

Reconciliation of Net Income to Adjusted Net Income

$ in Millions	Q3 2019		Q4 2019		Q1 2020		Q2 2020		Q3 2020		Q4 2020		Q1 2021		Q2 2021		Q3 2021	
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Net Income	$35	$0.81	$54	$1.27	$33	$0.78	$26	$0.62	$15	$0.36	$33	$0.79	$34	$0.82	$28	$0.70	$33	$0.82
Adjustments, net of tax:																		
Merger and acquisition expenses	$1	$0.01	$0	—	$0	—	$0	—	$0	—	$1	$0.02	$0	—	$1	$0.02	$0	—
Non-cash foreign currency (gain) loss related to lease liability	$0	$0.01	($1)	($0.01)	$3	$0.07	($0)	—	($0)	($0.01)	($2)	($0.04)	$0	$0.01	($1)	($0.02)	$0	$0.01
Non-cash write-off of certain Cash America merger related lease intangibles	—	—	—	—	$3	$0.07	$0	—	$1	$0.02	$2	$0.05	$1	$0.02	$0	$0.01	$0	$0.01
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	$9	$0.22	—	—	—	—	—	—	—	—
Non-cash impairment of certain other assets[1]	—	—	—	—	$1	$0.04	—	—	—	—	—	—	—	—	—	—	—	—
Consumer lending wind-down costs and asset impairments	$1	$0.01	$0	—	—	—	$0	—	$0	—	—	—	—	—	—	—	—	—
Accrual of pre-merger Cash America income tax liability	—	—	—	—	—	—	—	—	—	—	$1	$0.02	—	—	—	—	—	—
Adjusted Net Income	$36	$0.84	$54	$1.26	$40	$0.96	$26	$0.62	$24	$0.59	$35	$0.84	$35	$0.85	$29	$0.71	$34	$0.84

1. Impairment related to a non-operating asset in which the Company determined that an other than temporary impairment existed as of 3/31/2020

36

Constant Currency Certain performance metrics discussed in this presentation are presented on a “constant currency” basis, which is considered a non-GAAP financial measure. The Company’s management uses constant currency results to evaluate operating results of business operations in Latin America, which are primarily transacted in local currencies. The Company believes constant currency results provide valuable supplemental information regarding the underlying performance of its business operations in Latin America, consistent with how the Company’s management evaluates such performance and operating results. Constant currency results reported herein are calculated by translating certain balance sheet and income statement items denominated in local currencies using the exchange rate from the prior-year comparable period, as opposed to the current comparable period, in order to exclude the effects of foreign currency rate fluctuations for purposes of evaluating period-over-period comparisons. Business operations in Mexico, Guatemala and Colombia are transacted in Mexican pesos, Guatemalan quetzales and Colombian pesos. The Company also has operations in El Salvador where the reporting and functional currency is the U.S. dollar.